Exhibit 99.1

HarborOne Mutual Bancshares Corporators’ Meeting Presentation November 9, 2016

Harbor One Deposit Households as of July 31, 2016, Atm Branch Business Center Corporate Office Source : Internal Reports 2

HarborOne

Merrimack Mortgage

A HarborOne Bank Company


Burlington
Montpelier
Augusta
Lewiston
Brunswick
Portland
Laconia
Concord
Portsmouth
Keene
Boston
Brookline
Salem
Pittsfield
Amherst
Northampton
Springfield
Worcester
Hartford
Providence
Warwick
Newport
Barnstable
Middletown
New Haven


Redding
NEVADA
Reno
Sacramento
San Francisco
San Jose
Fresno
CALIFORNIA
Las Vegas
Bakersfield
Long Beach
Anaheim
San Diego
Tijuana
Mexicali

California		Maine	
Torrance		Augusta	Kennebunk
		Camden	Rockland
Massachusetts		**New Hampshire**	
Andover	North Chelmsford	Bedford (3)	Manchester (3)
Barnstable	Northampton	Concord	Meredith
Chicopee	Pepperell	Dover	Nashua (5)
Fall River	Plymouth	Grantham	Portsmouth
Leominster	Worcester	Keene	Windham
		Londonderry	

3

4 HarBorOne HarborOne Bank LPO Office HarborOne Bank Corporate Office HarborOne Bank Branch Locations Merrimack Mortgage Corporate Office Merrimack Mortgage Branch Locations 0 50 miles N ME CA NH MA CT RI

HarborOne # of Employees 5 HarborOne 388 Merrimack 233 Total 621 As of December 31, 2015

6 HarBorOne Top Places Survey-Workplace Dynamics Fund Top workplaces Fund performance Indexed 250 200 150 100 50 Nov 2008 May 2009 Nov 2009 May 2010 Nov 2010 May 2011 Nov 2011 May 2012 Nov 2012 May 2013 Top Workplaces Fund (Indexed) S&P 500 (Indexed) Sources: Workplace Dynamics

HarBorOne Risk Management – May 2015 11 employees 7 President & CEO Executive Vice President, Chief Operating Officer & Chief Financial Officer SVP Operations SVP Chief Technology Officer SVP Residential Lending SVP Consumer Lending VP Compliance SVP Retail SVP HR Officer SVP Chief Marketing Officer SVP Commercial Lending

Risk Organizational Chart

41 Employees



Chief Enterprise Risk Officer
VP Credit and Risk Officer
VP Collections
VP BSA Officer
VP Information Security Officer
VP Compliance Officer
MMC Chief Risk Officer
Commercial Loan Specialist Supervisor
VP Credit & Portfolio Officer
Commercial Loan Specialist
Commercial Loan Specialist
Commercial Loan Specialist
AVP Portfolio Manager
AVP Portfolio Manager
Commercial Credit Analyst
Commercial Credit Analyst
Commercial Credit Analyst
AVP Collections Officer
2 Loss Mitigation Specialist
Collections Supervisor
Sr. Collector
4 Collectors
Collection Assistant
BSA & AML Specialist
BSA & AML Specialist
BSA and AML Analyst
Enterprise Risk Analyst
OPEN AVP Compliance Officer
Compliance Mgr. Sarah Lobdell
BSA Officer Dan Pass
7 Risk/Compliance Analysts

As of September 30, 2016

8

HarborOne LOCATIONS: Brockton – 2007 525 Classes 7,610 Attendees 32% of Attendees are customers Mansfield – 2010 498 Classes 6,963 Attendees 25% of Attendees are customers 9 HarborOne U

HarborOneU – Financial Results As of June 2016 Mansfield Campus Loan Balances: $24.4 million Deposit Balances: $21.2 million Brockton Campus Loan Balances: $42 million Deposit Balances: $13.2 million 10 Balances derived from internal reports on participation HarborOne

HarborOne 11 Total Auto Loans 39,370 Total Calls 786,000 Total ATM Transactions 1,600,000 Total Checks Cashed 2,000,000 Volume Data As of, or for the 9 months ended, September 30, 2016 estimated volume

HarborOne 12

HarborOne 13 FINANCIAL INFORMATION

HARBORONE Dollars In Thousands Total Assets $1,869,920 $1,871,335 $1,957,671 $2,041,879 $2,163,142 $2,347,133 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 $2,600,000 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Sep-16 14

HARBORONE Regulatory Capital8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0%9.1% 8.9% 8.3% 13.7% Dec-13 Dec-14 Dec-15 Sep-1615

HARBORONE Residential Mortgage Loans as a percent of Total Assets 50.0% 48.0% 46.0% 44.0% 42.0% 40.0% 38.0% 36.0% 34.0% 32.0% 30.0% 48.1% 47.4% 46.1% 42.3% 37.5% 33.0% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Sep-16 16

HARBORONE Consumer Loans as a percent of Total Assets 32.0% 30.0% 28.0% 26.0% 24.0% 22.0% 20.0% 31.0% 29.7% 29.2% 28.0% 25.4% 23.7% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Sep-16 17

18 HarBorOne Commercial Real Estate and Commercial as a percent of Total Assets 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 2.2% 3.2% 4.4% 9.3% 15.5% 23.0% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Sep-16

19 HarBorOne Commercial Real Estate and Commercial as a percent of Total Assets 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 2.2% 3.2% 4.4% 9.3% 15.5% 23.0% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Sep-16

HARBORONE Commercial Lending & Commercial Credit Staffing by Year 0 2 4 6 8 10 12 14 16 18 2 1 21 31 5 4 5 4 9 4 13 9 16 11 January 1, 2010 January 1, 2011 January 1, 2012 January 1, 2013 January 1, 2014 January 1, 2015 January 1, 2016 August 1, 2016 Commercial Lending Commercial Credit Administration 20

HARBORONE Percentage Loan Growth -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% - 0.9% 4.6% 3.7% 4.6% 10.2% Dec-12 Dec-13 Dec-14 Dec-15 Sep-16 21

HARBORONE Net Charge Offs to Average Loans 0.35% 0.30% 0.25% 0.20% 0.15% 0.10% 0.05% 0.00% 0.19% 0.28% 0.32% 0.20% 0.09% 0.04% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Sep-16 22

HARBORONE Net Interest Margin 2.90% 2.80% 2.70% 2.60% 2.50% 2.40% 2.30% 2.20% 2.10% 2.65% 2.51% 2.36% 2.38% 2.60% 2.82% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Sep-16 23

HARBORONE Annual Return on Average Assets 0.50% 0.45% 0.40% 0.35% 0.30% 0.25% 0.20% 0.15% 0.10% 0.05% 0.00% 0.38% 0.46% 0.38% 0.13% 0.27% 0.35%* Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Sep-16 *September 2016 calculation excludes the impact of the charitable contribution 24

HARBORONE Why Change to Bank? Limitation on Business Lending No Access to Capital Limitation on Branching Restriction on Who We Could Have as Customers 25

HarborOne Bancorp, Inc. – Composition of Loan Portfolio $Ms and % Share $587 $944 $71 $794 $563 $564 26 Residential 59% Consumer 37% CRE and Commercial 4% 9 - 30 - 2013 Residential Consumer Commercial/Small Business Residential 41% Consumer 30% CRE and Commercial 29% 9 - 30 - 2016 Residential Consumer Commercial/Small Business

HarborOne Bancorp, Inc. – Composition of Deposit Portfolio $Ms and % Share $326 $262 $544 $227 $317 $359 $463 $596 27 NOW/DDA 17% Savings 19% MMDA 24% CD's 40% 9 - 30 - 2013 Now/DDA 21% Savings 18% MMDA 34% CD's 27% 9 - 30 – 2016 HARBORONE

HarborOne Bancorp, Inc. – Net Interest Margin 28 2.34% 2.93% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Q3 2013 Q3 2016 HARBORONE

HARBORONE  29 $4,235 $9,028 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Dec-13 Sep-16 Dollars in Thousands *September 2016 is pre - tax income for the nine months ended September 30, 2016, excluding the charitable contribution HarborOne Bancorp, Inc. Pre - tax Income*

HarborOne Hone Stock Price Performance Home Us Equity 95) Compare 96) Actions 97) Edit 06/29/2016 11/07/2016 Last Price Mov Avg No Lower Chart USD 1D 3D 1M 0M YTD 1Y 5Y Max Daily Table CC Security/Study Event  Last Price 16.95 High on 10/31/16 17.07 Average 14.6936 Low on 06/29/16 10.00  Jun 30 Jul 8 Jul 15 Jul 22 Jul 29 Aug 8 Aug 15 Aug 23 Aug 31 Sep 8 Sep 15 Sep 22 Sep 30 Oct 7 Oct 14 Oct 24 Oct 31 Nov 8 16.95 16.00 15.00 14.00 13.00 12.00 11.00 20.00

HarborOne 31 Questions?